SUPPLEMENT DATED MARCH 12, 2002

TO PROSPECTUS DATED MAY 1, 2001 FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY (INDIVIDUAL LIFE AND SURVIVORSHIP)

Issued By

KEMPER INVESTORS LIFE INSURANCE COMPANY

THROUGH ITS KILICO VARIABLE SEPARATE ACCOUNT - 2

On or about February 5, 2002, Kemper Investors Life Insurance Company ("KILICO") and several other applicants filed an application with the Securities and Exchange Commission seeking an order approving the substitution of shares of the Franklin Templeton Variable Insurance Products Trust Templeton Global Income Securities Fund for shares of the Goldman Sachs Variable Insurance Trust ("GSVIT") Global Income Fund. This substitution is made necessary by the closing of the GSVIT Global Income Fund. The principal reason cited by the Fund's investment adviser for the closing is that the Fund has not attracted sufficient assets to obtain the economies of scale necessary to be viable in today's competitive marketplace. The investment adviser does not believe the Fund will grow to an economically viable size in the foreseeable future and therefore desires to close it and avoid future subsidies.

To the extent required by law, approval of the substitution is being obtained from the state insurance regulators in certain jurisdictions. KILICO anticipates that, if such approval is granted, the proposed substitution will occur on or about the last day of April, 2002. After the substitution, the Goldman Sachs Global Income Subaccount will no longer be an available investment option under the policy described in the May 1, 2001 First Foundation Prospectus (the "Policy").

In anticipation of the proposed substitution being approved, Policies issued on or before April 15, 2002 will not be allowed to allocate additional premium payments or make transfers into the Goldman Sachs Global Income Subaccount after April 15, 2002. Policies issued after April 15, 2002 on applications received by KILICO on or before April 1, 2002 will be allowed to make an initial allocation to the Goldman Sachs Global Income Subaccount if elected on the application, but will not be allowed to make additional allocations. Policy owners making such allocation should keep in mind that all Policy value allocated to the Goldman Sachs Global Income Subaccount will be reallocated to the Templeton Global Income Securities Subaccount on or about the last day of April, 2002.

The investment objective and policies of the Templeton Global Income Securities Fund are summarized below. Policy owners and prospective purchasers should carefully read the Fund's prospectus, a copy of which is enclosed with this Supplement.

Templeton Global Income Securities Fund's investment objective is high current income, consistent with preservation of capital. Capital appreciation is a secondary objective. Under normal circumstances, the Fund invests at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets. The Fund may invest up to 30% of net assets in below investment grade debt. Average weighted maturity of the Fund's debt securities is generally 5 to 15 years.

From the date of this Supplement to the date of the proposed substitution, each Policy owner is permitted to make one transfer of all amounts under a Policy invested in the affected Subaccount on the date of this Supplement to another Subaccount or to the Fixed Account. This transfer will not count toward the number of "free" transfers permitted under the Policy. Also, except for restrictions imposed to limit market timing activities, KILICO will not exercise any rights reserved under the Policy to impose additional restrictions on transfers until at least thirty (30) days after the proposed substitution occurs.

If the proposed substitution is carried out, all Policy owners affected by the substitution will be sent a written notice informing them that the substitution was carried out and that their Policy value was transferred to the Templeton Global Income Securities Subaccount. This transfer will not count toward the number of "free" transfers permitted under the Policy.

Capitalized terms not otherwise defined in this Supplement have the meaning ascribed to them in the May 1, 2001 First Foundation Prospectus.

You should attach this Supplement to the May 1, 2001 First Foundation Prospectus and retain it for future reference.